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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 AUGUST 16, 2000


                          BEACON CAPITAL PARTNERS, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


        MARYLAND                        000-24905                04-3403281
----------------------------    ------------------------    --------------------
(State or other jurisdiction    (Commission file number)       (IRS employer
     of incorporation)                                       identification no.)


          ONE FEDERAL STREET, 26TH FLOOR, BOSTON, MASSACHUSETTS, 02110
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (617) 457-0400


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ITEM 5 - OTHER EVENTS

         On August 16, 2000, Beacon Capital Partners, Inc. (the "Company") issued a press release, together with a copy of the Company's unaudited Consolidated Balance Sheets as of June 30, 2000 and a copy of the Company's unaudited Consolidated Statements of Operations for the period ended June 30, 2000. A copy of the Company's press release (including the unaudited Consolidated Balance Sheets as of June 30, 2000 and the unaudited Consolidated Statements of Operations for the period ended June 30, 2000) is attached hereto and incorporated herein in its entirety.

ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits

         Exhibit 99.1 -      Press Release of Beacon Capital Partners,
                             Inc., dated August 16, 2000 (including the unaudited Consolidated Balance Sheets as of June 30, 2000 and the unaudited Consolidated
                             Statements of Operations for the period ended
                             June 30, 2000).







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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            BEACON CAPITAL PARTNERS, INC.



Date: August 16, 2000                       By:  /s/ Randy J. Parker
                                               ---------------------------------
                                                 Randy J. Parker
                                                 Senior Vice President and
                                                   Chief Financial Officer



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                                  EXHIBIT INDEX

      EXHIBIT NO.           DESCRIPTION
      -----------           -----------

      Exhibit 99.1 -        Press Release of Beacon Capital Partners,
                            Inc., dated August 16, 2000 (including the unaudited Consolidated Balance Sheets as of June 30, 2000 and the unaudited Consolidated
                            Statements of Operations for the period ended
                            June 30, 2000).



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